Earnings (Loss) Per Common Share	9 Months Ended
Sep. 30, 2025
Earnings (Loss) Per Common Share
Earnings (Loss) Per Common Share

(2)Earnings (Loss) Per Common Share

Basic net earnings (loss) per common share (“EPS”) is computed by dividing net earnings (loss) by the weighted average number of common shares outstanding (“WASO”) for the period. Diluted net EPS presents the dilutive effect on a per share basis of potential common shares as if they had been converted at the beginning of the periods presented. Potentially dilutive shares are excluded from the computation of diluted net EPS during periods in which losses are reported since the result would be antidilutive.

Excluded from diluted net EPS for both of the three and nine months ended September 30, 2025 are approximately 1 million potential common shares because their inclusion would have been antidilutive.

In connection with the Separation, on July 14, 2025, the Company’s common stock was reclassified into approximately 29 million common shares. These common shares were distributed by Liberty Broadband to its common shareholders as of the record date for the Separation, resulting in 3,650,938 shares of Series A GCI Group common stock, 400,806 shares of Series B GCI Group common stock and 24,646,041 shares of Series C GCI Group common stock being issued and outstanding at the time of the Separation. The number of shares issued upon completion of the Separation was used to determine both basic and diluted net earnings (loss) per share for the three and nine months ended September 30, 2024, as no Company equity awards were outstanding prior to the completion of the Separation.

	GCI Group Common Stock
	Three months ended	Nine months ended
	September 30,	September 30,
	2025	2025

	number of shares in millions
Basic WASO	29	29
Potentially dilutive shares	—	—
Diluted WASO	29	29